UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 14, 2006

Airbee Wireless, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50918	46-0500345
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9400 Key West Avenue, Rockville, Maryland		20850
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-517-1860

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

This filing is submitted to update the public pertaining to litigation status as reported in the company's recent Form 10QSB for the period ending March 31, 2006.

On October 3, 2005, Richard P. Sommerfeld, Jr., the Company’s former chief financial officer ("Sommerfeld") filed suit against the Company. On December 9, 2005, the Company filed an Answer to the Complaint, Affirmative Defenses and Counterclaims. On January 6, 2006, Sommerfeld amended his claims by filing an Amended Complaint and at the same time joining the Company’s two inside directors, E. Eugene Sharer (President and Chief Operating Officer) and Sundaresan Raja (Chief Executive Officer), and its outside director, Mal Gurian, as individual defendants.

In the amended complaint, former count VI, which requested an injunction, was replaced by new count VI, which alleged a breach of contract by Airbee. New count VII was brought against Sundaresan Raja, E. Eugene Sharer and Mal Gurian and alleges that these individuals conspired to violate the Maryland Wage Payment and Collection Act, which is brought against Airbee in Count II.
Count VIII accuses the three individual defendants of aiding and abetting Airbee’s alleged violation of the Maryland Wage Payment and Collection Act. Count IX alleges that the three individual defendants committed constructive fraud by, among other things, causing the corporate defendant to avoid payment on the notes Airbee had issued to Sommerfeld.

On February 7, 2006, Airbee filed an answer to the amended complaint and asserted seven counterclaims against Sommerfeld.

On February 9, 2006, defendants Raja and Sharer moved to dismiss Counts VII, VIII and IX in their entirety. Sommerfeld filed his opposition to this dismissal motion on March 3, 2006 and, on March 13, 2006, filed an answer to Airbee’s counterclaims.

On March 17, 2006, defendant Gurian, represented by separate counsel, moved to dismiss Counts VII, VIII and IX. In doing so, Gurian filed a "verified" motion that purports to controvert facts alleged in the amended complaint.

On April 4, 2006, Sommerfeld filed an opposition to Gurian’s motion to dismiss. The court held a hearing on the defendants’ dismissal motions on June 7, 2006.

On June 9, 2006, the court ordered that the individual defendant’s motion to dismiss Counts VI, VII and IX in their entirety was granted. Such order was filed by the Clerk of the Circuit Court of Montgomery County, Maryland on June 14, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Airbee Wireless, Inc.

June 21, 2006	By:	E. Eugene Sharer

Name: E. Eugene Sharer
Title: President & COO